DREYFUS SHORT TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Short Term Income Fund, a portfolio of Dreyfus Investment Grade Bond Fund. For its annual reporting period ended July 31, 1997, your Fund produced a total return, including bond price changes and interest income, of 8.95%.* This compares with a total return of 10.79% for the Merrill Lynch Corporate and Government Master Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $.856, represent ing a distribution rate per share of 7.12%.***
THE ECONOMY
    Optimism about inflation and moderating economic growth brought long-term interest rates to their lowest levels in nearly 18 months by the end of the reporting period. The Gross Domestic Product (GDP), after a remarkably strong annual growth rate of 4.9% in the first quarter, moderated in the most recent quarter to just 2.2%. A more reluctant consumer was the prime contributor to the slowdown, as evidenced by retail sales, which declined from March through May despite strong job growth and rising incomes. This slowdown helped dispel fears that the economy was growing too quickly and that the Federal Reserve might again raise interest rates as a precaution against a resurgence in inflation. The Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Inflation has been virtually dormant over the reporting period. The Consumer Price Index (CPI) rose at an annual rate of just 1.4% over the first six months of the year, the lowest rate for the first half of a year since 1986. For the 12-month period ending in June, the CPI gained a modest 2.3%. The GDP price deflator, a Commerce Department inflation gauge, posted its smallest quarterly advance since 1961 when it rose at an annual rate of only 0.7% for the second quarter. Producer prices were even tamer. In June the Producer Price Index fell for the sixth consecutive month, bringing the Index to the same level as 12 months earlier.
    The tight labor market over the reporting period added to concerns about a potential rekindling of inflation. The unemployment rate fell to 4.8% in May, matching a 24-year low; after rising to 5.0% in June, it fell back to 4.8% in July. Despite the robust growth of new jobs, there was little inflationary pressure from rising wages. Over the past year, salaries and wages rose 3.2%, a rate that remained noninflationary because of solid productivity growth, lower energy costs, and a strong dollar that helped keep the prices of imports down. Corporations continued to seek more efficient ways of operating. Business investment in new machinery and technology surged over the reporting period, compensating by efficiency for the thriftiness of consumers. There appears to be growing evidence that these heavy investments in high technology have enabled businesses to gain production efficiencies not readily measured by conventional economic statistics. That may account for the high level of noninflationary growth achieved by the economy.
    Consumer confidence rose throughout the reporting period as incomes grew and the rapid rate of job creation gave workers a greater sense of employment stability. The budget accord between Congress and the administration, and the tax cut proposal announced at the end of July, should help ease investor concern about the Federal deficit. Tax receipts have surged, boosted by rising corporate profits and individual incomes. Early reports indicate that the nation's budget deficit for fiscal year 1997 could be at its lowest level, as a percentage of the total economy, since 1970. Despite all the good economic news, we are mindful that the economy is in its seventh year of low-inflation expansion, and that this is unprecedented. We remain alert to signs of excess that may pose a threat to our present economic and financial stability.

MARKET ENVIRONMENT
    The alternating periods of strong and moderate economic growth have caused Treasury interest rates to fluctuate within a fairly well-defined range. Over the past year, yields on U.S. Treasury two-year maturity bonds reached a low of 5.58% near the end of 1996, and a high of 6.54% in April 1997. As of the end of July, yields were near the lower end of the range at 5.73%. This historically narrow range has created an historically narrow spread environment. Both corporate and mortgage-backed securities currently provide moderate yield premiums to similar maturity Treasury alternatives. As long as yields move within so narrow a range and economic growth remains moderate, these tight yield spread relationships are likely to persist. PORTFOLIO OVERVIEW
    The interest rate fluctuations we have seen over the past year have provided numerous opportunities to adjust the overall duration of the portfolio. When we last wrote you at the end of January, the portfolio duration was 2.8 years. Currently, the portfolio duration is shorter at 1.4 years. On balance, lengthening duration when rates were high, and shortening when rates were low, have added to the Fund's overall total return. Given our outlook for the economy and the bond market, we have consistently favored corporate and mortgage-backed securities and maintained a relatively modest exposure to U.S. Treasury and agency securities. This strategy has enhanced both the yield and overall total return of the portfolio. Sectors with the largest portfolio weightings currently are energy- and aerospace-related corporate bonds and government and commercial mortgage-backed securities. Some individual names we have added to the portfolio include A.H. Belo, Philip Morris Cos., Repap Wisconsin and Scandinavian Broadcasting System SA. While we continue to have exposure to securities rated below investment grade, the average overall portfolio quality remains A-rated.
    As always, our objective is to earn as high a level of current income as is consistent with preservation of capital. Our ongoing strategy will be to achieve this objective through sector and security selection and duration adjustments.
                              Very truly yours,

                      [Kevin M. McClintock signature logo]

                              Kevin M. McClintock
                              Head of Taxable Fixed Income
August 18, 1997
New York, NY

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: BLOOMBERG - Unlike the Fund, the Merrill Lynch Corporate and Government Master Index is an unmanaged index for investment-grade corporate securities and government securities with maturities greater than or equal to one year. See note beneath performance chart.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS SHORT TERM INCOME FUND                              JULY 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SHORT TERM INCOME FUND AND
THE MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX

Dollars
$13,649
Dreyfus Short Term
Income Fund
$13,293
Merrill Lynch Corporate
and Government
Master Index*
*Source: Merrill Lynch Pierce, Fenner and Smith Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (8/18/92)
                        July 31, 1997                                              to July 31, 1997
                     ----------------------                                    -------------------------
                            8.95%                                                       6.49%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Short Term Income Fund on 8/18/92 (Inception Date) to a $10,000 investment made in the Merrill Lynch Corporate and Government Master Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains a dollar-weighted average maturity of three years or less. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Corporate and Government Master Index is an unmanaged performance benchmark for investment grade corporate securities and government securities with maturities greater than or equal to one year, but no longer than 4.99 years; issues in the Index must have par amounts outstanding greater than or equal to $25 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                           JULY 31, 1997
                                                                                                    Principal
Bonds and Notes-101.1%                                                                                Amount            Value
                                                                                                      -------          -------
  Aircraft & Aerospace-8.9%Aircraft Lease Portfolio Securitisation 96-1
                                       Pass Through Trust, Ctfs.,
                                       Cl. D, 123\4%, 2006..................               $    4,396,666       $    4,748,400
                                     America West Airlines Pass-Through Trusts, Ctfs.:
                                       Ser. 1996-1, Cl. D, 8.16 %, 2002.....                    6,743,466            6,777,184
                                       Ser. 1997-1, Cl. D, 8.12 %, 2001.....                    4,250,000 (a)        4,271,250
                                     Fairchild,
                                       Sub. Deb., 12%, 2001.................                    5,650,000            5,890,125
                                     NWA Trust No. 2,
                                       Sub. Aircraft Notes, Cl. D, 137\8%, 2008                 1,250,000            1,475,000
                                     Talley Manufacturing and Technology,
                                       Sr. Notes, 103\4%, 2003..............                    1,500,000            1,582,500
                                                                                                                       -------
                                                                                                                    24,744,459
                                                                                                                       -------
  Asset-Backed-3.6%                  Prime Finance, 1997-A Equipment Lease
                                       Receivables-Backed Pay-Through Notes:
                                        Cl. A-2, 7.13%, 2005.................                   5,247,555 (a)        5,262,314
                                        Cl. A-3, 7.295%, 2005.................                  2,805,339 (a)        2,804,463
                                        Cl. B, 7.295%, 2005.................                    1,952,027 (a)        1,843,141
                                                                                                                       -------
                                                                                                                     9,909,918
                                                                                                                       -------
  Auto Related-.8%                   Collins & Aikman Products,
                                       Gtd. Sr. Sub. Notes, 111\2%, 2006....                    2,000,000            2,295,000
                                                                                                                       -------
  Building Materials-1.7%            Emcor Group,
                                       Notes, Ser. C, 11%, 2001.............                    4,495,700            4,742,964
                                                                                                                       -------
  Commercial
    Mortgage Backed-15.3%            BKB Commercial Mortgage Trust,
                                       Multiclass Pass-Through Ctfs., Ser. 1997-C1:
                                          Cl. C, 7.45%, 2000........................            8,000,000 (a,b)      8,116,250
                                          Cl. E, 8.742%, 2001........................           4,000,000 (a,b)      3,918,750
                                     Bosque Asset,
                                       Asset-Backed Notes, 7.66%, 2002................          4,898,824 (a)        4,923,319
                                     CRIIMI MAE Trust I,
                                       Commercial Mortgage Bonds, Ser. 1996-C1,
                                       Cl. A-1, 6.77%, 2033.................                    7,500,000 (a)        7,492,969
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1992-CHF:
                                            Cl. C, 81\4%, 2020................                  4,938,897            4,988,286
                                            Cl. D, 81\4%, 2020........ .......                  1,226,927            1,239,579
                                           Ser. 1992-C8,
                                             Cl. B, 8.835%, 2023................                5,000,000            5,217,968
                                           Ser. 1993-C3,
                                             Cl. D, 7.10%, 2024................                 1,907,423            1,915,768
                                           Ser. 1994-C2,
                                             Cl. D, 8%, 2025................                    4,674,265            4,827,640
                                                                                                                       -------
                                                                                                                    42,640,529
                                                                                                                       -------

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JULY 31, 1997
                                                                                                    Principal
Bonds and Notes (continued)                                                                           Amount            Value
                                                                                                      -------          -------
  Consumer-3.5%                      Industrial Finance,
                                       Notes, 7%, 2007.................... ....            $    4,000,000 (a)      $ 3,971,200
                                     Revlon Worldwide,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 1998....................                    4,500,000            4,353,750
                                     Signature Brands USA,
                                       Sr. Sub. Notes, 13%, 2002 (Units)............ .          1,250,000 (c)        1,350,000
                                                                                                                       -------
                                                                                                                     9,674,950
                                                                                                                       -------
  Energy-10.6%                       Clark Oil & Refining,
                                       Sr. Notes, 101\2%, 2001..............                    3,000,000            3,120,000
                                     DeepTech International,
                                       Sr. Secured Notes, 11%, 2000.........                    7,850,000 (a)        7,889,250
                                     Dual Drilling,
                                       Gtd. Sr. Sub. Notes, 97\8%, 2004.....                    4,750,000            5,153,750
                                     Global Marine,
                                       Sr. Secured Notes, 123\4%, 1999......                    3,495,000            3,661,013
                                     PDV America (Gtd. by Propernyn B.V. and
                                       Venezuelan Petroleum),
                                       Sr. Notes, 71\4%, 1998...............                    6,500,000            6,570,616
                                     Rowan Cos.,
                                       Sr. Notes, 117\8%, 2001..............                    3,053,000            3,251,445
                                                                                                                       -------
                                                                                                                    29,646,074
                                                                                                                       -------
  Entertainment-3.7%                 Tele-Communications,
                                       Medium-Term Notes, 6.60%, 1998.......                    5,000,000            5,017,515
                                     Time Warner,
                                       Notes, 7.95%, 2000...................                    5,000,000            5,200,240
                                                                                                                       -------
                                                                                                                    10,217,755
                                                                                                                       -------
  Finance-6.5%                       Bear Stearns Capital Trust I,
                                       Gtd. Fixed/Adj. Rate Capital Securities,
                                         7%, 2027.............................                  4,000,000 (a,b)      4,055,952
                                     CoreStates Capital III,
                                       Floating Rate Capital Trust,
                                       Gtd. Pass-Through Securities,
                                       6.383%, 2027.........................                   10,000,000 (a,b)      9,733,880
                                     Presidential Life,
                                       Sr. Notes, 91\2%, 2000...............                    4,325,000            4,498,000
                                                                                                                       -------
                                                                                                                    18,287,832
                                                                                                                       -------
  Foreign-1.6%                       Petroleos Mexicanos,
                                       Gtd. Notes, 8%, 1998.................                    4,500,000 (a)        4,561,875
                                                                                                                       -------
  Foreign/Govermental-6.2%           Republic of Argentina (BOTE),
                                       Floating Rate Notes,
                                       Ser. 10, 5.805%, 2000................                    2,189,500 (b)        2,160,044
                                     Sultanate of Oman,
                                       Notes, 71\8%, 2002...................                    4,000,000 (a)        4,085,280

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1997
                                                                                                     Principal
Bonds and Notes (continued)                                                                           Amount            Value
                                                                                                      -------          -------
  Foreign/Govermental (continued)    United Mexican States,
                                       Floating Rate Notes, 77\8%, 2001.....                $  11,000,000 (a,b)  $  11,000,000
                                                                                                                       -------
                                                                                                                    17,245,324
                                                                                                                       -------
  Gaming-1.2%                        Waterford Gaming, L.L.C./Finance,
                                       Sr. Notes, 123\4%, 2003..............                    3,000,000            3,390,000
                                                                                                                       -------
  Paper & Paper Related-1.4%..        Repap Wisconsin,
                                       Second Priority Sr. Secured Notes,
                                       97\8%, 2006..........................                    3,700,000            3,996,000
                                                                                                                       -------
  Publishing-1.8%                    A.H. Belo,
                                       Sr. Notes, 67\8%, 2002...............                    5,000,000            5,106,630
                                                                                                                       -------
  Real Estate-1.8%Fisher Brothers Financial Realty Group,
                                       Secured Notes, 103\4%, 2000..........                    4,880,000            4,953,200
                                                                                                                       -------
  Residential Mortgage-2.6%DLJ Mortgage Acceptance,
                                       Multifamily Mortgage Pass-Through
Ctfs.,
                                       Ser. 1994-MF11, Cl. B1, 8.10%, 2004..                    7,000,000            7,387,187
                                                                                                                       -------
  Retail-.2%...........................        K Mart,
                                       Medium-Term Notes, 7.96%, 1999.......                      500,000              505,766
                                                                                                                       -------
  Steel-1.7%...........        Carbide/Graphite Group,
                                       Sr. Notes, 111\2%, 2003..............                    1,043,000            1,152,515
                                     EES Coke Battery,
                                       Sr. Secured Notes, Ser. A, 71\8%, 2002                   3,500,000 (a)        3,533,369
                                                                                                                       -------
                                                                                                                     4,685,884
                                                                                                                       -------
  Supermarkets-.8%.....        Dominick's Finer Foods,
                                       Sr. Sub. Notes, 107\8%, 2005.........                    2,000,000            2,270,000
                                                                                                                       -------
  Tobacco-.7%..............        Philip Morris Cos.,
                                       Notes, 6.95%, 2001...................                    2,000,000 (d)        2,048,752
                                                                                                                       -------
  Transportation-1.2%................        ValueJet,
                                       Sr. Notes, 101\4%, 2001..............                    3,500,000            3,342,500
                                                                                                                       -------
      U.S. Government Agency/
  Mortgage Backed-25.3%Federal Home Loan Mortgage Corp.,
                                       Ser. 1547, Cl. B, 7%, 2/15/2022
                                       (Interest Only Obligation)...........                        (e)              1,902,043
                                     Federal National Mortgage Association:
                                       9%, 6/1/2026-8/1/2026................                   17,672,737           18,770,161
                                       REMIC Trust,
                                           Gtd. Pass-Through Ctfs.:
                                             Ser. 1993-198, Cl. M, 61\2%,
10/25/2023
                                                 (Interest Only Obligation).                       (f)               1,959,169
                                             Ser. 1997-40, Cl. PF, 7%,
12/18/2026
                                                 (Interest Only Obligation).                       (g)               5,554,812

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount              Value
                                                                                                  -------              -------
  U.S. Government Agency/
    Mortgage Backed (continued)      Government National Mortgage Association I:
                                       8%, 9/15/2008........................               $    6,342,518       $    6,598,186
                                       9%, 11/15/2017.......................                    6,331,983            6,842,468
                                     Government National Mortgage Association II,
                                       Adjustable Rate Mortgage,
                                       51\2%, 11/20/2026-9/20/2027..........                   28,819,912 (h)       28,934,730
                                                                                                                       -------
                                                                                                                    70,561,569
                                                                                                                       -------
                                     TOTAL BONDS AND NOTES
                                       (cost $279,669,262)..................                                      $282,214,168
                                                                                                                       =======
Convertible Debentures-1.9%
  Broadcasting-.8%                   Scandinavian Broadcasting System SA,
                                       Sub. Deb., 71\4%, 2005...............               $    2,000,000       $    2,140,000
  Energy-1.1%.................        Reading & Bates,
                                       Deb., 4.878%, 1998...................                    3,321,000            3,179,250
                                                                                                                       -------
                                     Total Convertible Debentures
                                       (cost $5,138,492)....................                                    $    5,319,250
                                                                                                                       =======
Short-Term Investments-3.3%
  Time Deposit-3.3%  Chase Manhattan Bank (London),
                                       53\4%, 8/1/1997......................               $    9,281,000       $    9,281,000
                                                                                                                       -------
  U.S. Treasury Bills-.0%....        5.07%, 10/23/1997.................                            35,000 (i)           34,589
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $9,315,590)....................                                    $    9,315,589
                                                                                                                       =======
TOTAL INVESTMENTS (cost $294,123,344).......................................                        106.3%        $296,849,007
                                                                                                     ====              =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (6.3%)      $ (17,707,470)
                                                                                                     ====              =======
NET ASSETS..................................................................                        100.0%        $279,141,537
                                                                                                     ====              =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND

Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, these securities amounted to $87,463,262 or 31.3% of net assets.
    (b)  Variable rate security-interest rate subject to periodic change.
    (c)  With warrants to purchase Common Stock.
    (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
    (e)  Notional face $6,474,821.
    (f)  Notional face $4,830,000.
    (g)  Notional face $12,696,714.
    (h)  Partially purchased on a foward commitment basis.
    (i) Held by the custodian in a segregated account as collateral for open Financial Futures positions.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF FINANCIAL FUTURES                                                                      JULY 31, 1997

                                                                          Unrealized
                                                                         Market Value                      Appreciation
                                                                           Covered                        (Depreciation)
Financial Futures                                         Contracts     by Contracts       Expiration       at 7/31/97
------------------                                       ----------   --------------     --------------  --------------
U.S. Treasury 5yr Notes (Short)..............                 46         $4,967,281       September '97      $ (6,469)
U.S. Treasury 10yr Notes (Long)..............                 28          3,108,000       September '97        23,625
                                                                                                                 ----
                                                                                                              $17,156
                                                                                                                 ====



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                JULY 31, 1997
                                                                                                       Cost            Value
                                                                                                     -------           -------
ASSETS:                          Investments in securities-See Statement of Investments         $294,123,344      $296,849,007
                                 Cash.......................................                                         1,310,560
                                 Interest receivable........................                                         4,059,434
                                 Receivable for shares of Common Stock subscribed                                       15,822
                                 Prepaid expenses and other assets..........                                           133,428
                                                                                                                       -------

                                                                                                                   302,368,251
                                                                                                                       -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         119,005
                                 Due to Distributor.........................                                            46,124
                                 Payable for investment securities purchased                                        20,966,541
                                 Dividends payable..........................                                         1,672,194
                                 Payable for shares of Common Stock redeemed                                           364,400
                                 Interest payable-Note 2....................                                             1,246
                                 Payable for futures variation margin-Note 4(a)                                            906
                                 Accrued expenses...........................                                            56,298
                                                                                                                       -------

                                                                                                                    23,226,714
                                                                                                                       -------
NET ASSETS..................................................................                                      $279,141,537
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $291,177,521
                                 Accumulated undistributed investment income-net                                       418,955
                                 Accumulated net realized gain (loss) on investments                               (15,197,758)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments (including $17,156 net unrealized
                                         appreciation on financial futures)-Note 4(b)                                2,742,819
                                                                                                                       -------
NET ASSETS..................................................................                                      $279,141,537
                                                                                                                       =======
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                        23,210,013
NET ASSET VALUE, offering and redemption price per share....................                                            $12.03
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF OPERATIONS                                                                              YEAR ENDED JULY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $18,473,328
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,141,534
                                 Shareholder servicing costs-Note 3(b)......                        731,788
                                 Professional fees..........................                         59,452
                                 Registration fees..........................                         34,462
                                 Interest expense-Note 2....................                         34,399
                                 Directors' fees and expenses-Note 3(c).....                         33,901
                                 Custodian fees-Note 3(b)...................                         32,002
                                 Prospectus and shareholders' reports.......                         20,914
                                 Miscellaneous..............................                         20,042
                                                                                                    -------
                                       Total Expenses.......................                      2,108,494
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                       (247,639)
                                                                                                    -------
                                       Net Expenses.........................                                         1,860,855
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         16,612,473
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $    (492,940)
                                 Net realized gain (loss) on financial futures                     (698,685)
                                                                                                    -------
                                       Net Realized Gain (Loss).............                                        (1,191,625)
                                 Net unrealized appreciation (depreciation)
                                     on investments (including $17,156 net unrealized
                                     appreciation on financial futures).....                                         4,158,066
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,966,441
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $19,578,914
                                                                                                                       =======






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  Year Ended         Year Ended
                                                                                                 July 31, 1997     July 31, 1996
                                                                                                   ---------           ---------
OPERATIONS:
  Investment income-net..................................................                     $   16,612,473      $   12,791,052
  Net realized gain (loss) on investments................................                         (1,191,625)          2,710,054
  Net unrealized appreciation (depreciation) on investments..............                          4,158,066          (3,000,169)
                                                                                                   ---------           ---------
    Net Increase (Decrease) in Net Assets Resulting from Operations......                         19,578,914          12,500,937
                                                                                                   ---------           ---------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................                        (16,393,236)        (12,702,062)
                                                                                                   ---------           ---------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..........................................                        178,300,093          56,656,362
  Dividends reinvested...................................................                         12,757,874          10,171,199
  Cost of shares redeemed................................................                       (104,794,887)        (87,457,699)
                                                                                                   ---------           ---------
    Increase (Decrease) in Net Assets from Capital Stock Transactions....                         86,263,080         (20,630,138)
                                                                                                   ---------           ---------
      Total Increase (Decrease) in Net Assets............................                         89,448,758         (20,831,263)
NET ASSETS:
  Beginning of Period....................................................                        189,692,779         210,524,042
                                                                                                   ---------           ---------
  End of Period..........................................................                      $ 279,141,537       $ 189,692,779
                                                                                                   =========           =========
UNDISTRIBUTED INVESTMENT INCOME-NET......................................                   $        418,955    $        199,718
                                                                                                   ---------           ---------
                                                                                                     Shares             Shares
                                                                                                   ---------           ---------
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                         14,929,236           4,749,405
  Shares issued for dividends reinvested.................................                          1,069,474             851,625
  Shares redeemed........................................................                         (8,776,684)         (7,323,655)
                                                                                                   ---------           ---------
    Net Increase (Decrease) in Shares Outstanding........................                          7,222,026          (1,722,625)
                                                                                                   =========           =========




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
FINANCIAL HIGHLIGHTS
  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended July 31,
                                                               ------------------------------------------------------
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........              $11.86     $ 11.89     $ 11.94     $ 12.47     $ 12.50
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................                 .86         .78         .85         .84         .89
    Net realized and unrealized gain (loss)
      on investments.............................                 .17        (.04)       (.05)       (.54)       (.01)
                                                                 ----        ----        ----        ----        ----
    Total from Investment Operations.............                1.03         .74         .80         .30         .88
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........                (.86)       (.77)       (.85)       (.83)       (.89)
    Dividends from net realized gain on investments                .-          .-          .-          .-        (.02)
                                                                 ----        ----        ----        ----        ----
    Total Distributions..........................                (.86)       (.77)       (.85)       (.83)       (.91)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............              $12.03      $11.86      $11.89      $11.94      $12.47
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                8.95%       6.42%       7.05%       2.47%       7.68%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets             .80%        .80%        .61%        .24%         .-
    Ratio of interest expense to average net assets               .02%         .-          .-          .-          .-
    Ratio of net investment income
      to average net assets......................                7.28%       6.52%       7.26%       6.79%       7.58%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .11%        .14%        .34%        .71%       1.12%(2)
    Portfolio Turnover Rate......................              292.99%     291.35%     511.62%      74.90%      54.59%(3)
    Net Assets, end of period (000's Omitted)....            $279,142    $189,693    $210,524    $277,028    $205,736
    (1)From August 18, 1992 (commencement of operations) to July 31, 1993.
    (2)Annualized.
    (3)Not annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short Term Income Fund (the "Fund") is a series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund is a non-diversified series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $14,220,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through July 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $9,958,000 of the carryover expires in fiscal 2003, $2,947,000 expires in fiscal 2004 and $1 ,315,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At July 31, 1997, there were no outstanding borrowings under either arrangement.
    The average daily amount of borrowings outstanding under both arrangements during the period ended July 31, 1997 was approximately
$591,000, with a related weighted average annualized interest rate of 5.82%. The maximum amount borrowed at any time during the period ended July 31, 1997 was $15,005,000.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 1996 through July 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $247,639 during the period ended July 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .20 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period ended July 31, 1997, the Fund was charged $456,614 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $189,065 during the period ended July 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended July 31, 1997, $32,002 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended July 31, 1997 amounted to $760,794,599 and $665,049,262, respectively.

DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The
Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1997 and their related unrealized appreciation/depreciation are set forth in the Statement of Financial Futures.
    (B) At July 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $2,742,819, consisting of $3,473,276 gross unrealized appreciation and $730,457 gross unrealized depreciation.
    At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT TERM INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS SHORT TERM INCOME FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of July 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
September 5, 1997


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS SHORT TERM INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                            083AR977
Registration Mark
[Dreyfus logo]
Short Term
Income Fund
Annual Report
July 31, 1997


DREYFUS INTERMEDIATE TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Intermediate Term Income Fund, a portfolio of Dreyfus Investment Grade Bond Fund. For its annual reporting period ended July 31, 1997 your Fund produced a total return, including bond price changes and interest income, of 16.70%.* This compares with a total return of 10.79% for the Merrill Lynch Domestic Master Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $.947, representing a distribution rate per share of 7.16%.***
THE ECONOMY
    Optimism about inflation and moderating economic growth brought long-term interest rates to their lowest levels in nearly 18 months by the end of the reporting period. The Gross Domestic Product (GDP), after a remarkably strong annual growth rate of 4.9% in the first quarter, moderated in the most recent quarter to just 2.2%. A more reluctant consumer was the prime contributor to the slowdown, as evidenced by retail sales, which declined from March through May despite strong job growth and rising incomes. This slowdown helped dispel fears that the economy was growing too quickly and that the Federal Reserve might again raise interest rates as a precaution against a resurgence in inflation. The Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Inflation has been virtually dormant over the reporting period. The Consumer Price Index (CPI) rose at an annual rate of just 1.4% over the first six months of the year, the lowest rate for the first half of a year since 1986. For the 12-month period ending in June, the CPI gained a modest 2.3%. The GDP price deflator, a Commerce Department inflation gauge, posted its smallest quarterly advance since 1961 when it rose at an annual rate of only 0.7% for the second quarter. Producer prices were even tamer. In June the Producer Price Index fell for the sixth consecutive month, bringing the Index to the same level as 12 months earlier.
    The tight labor market over the reporting period added to concerns about a potential rekindling of inflation. The unemployment rate fell to 4.8% in May, matching a 24-year low; after rising to 5.0% in June, it fell back to 4.8% in July. Despite the robust growth of new jobs, there was little inflationary pressure from rising wages. Over the past year, salaries and wages rose 3.2%, a rate that remained noninflationary because of solid productivity growth, lower energy costs, and a strong dollar that helped keep the prices of imports down. Corporations continued to seek more efficient ways of operating. Business investment in new machinery and technology surged over the reporting period, compensating by efficiency for the thriftiness of consumers. There appears to be growing evidence that these heavy investments in high technology have enabled businesses to gain production efficiencies not readily measured by conventional economic statistics. That may account for the high level of noninflationary growth achieved by the economy.
    Consumer confidence rose throughout the reporting period as incomes grew and the rapid rate of job creation gave workers a greater sense of employment stability. The budget accord between Congress and the administration, and the tax cut proposal announced at the end of July, should help ease investor concern about the Federal deficit. Tax receipts have surged, boosted by rising corporate profits and individual incomes. Early reports indicate that the nation's budget deficit for fiscal year 1997 could be at its lowest level, as a percentage of the total economy, since 1970. Despite all the good economic news, we are mindful that the economy is in its seventh year of low-inflation expansion, and that this is unprecedented. We remain alert to signs of excess that may pose a threat to our present economic and financial stability.

MARKET ENVIRONMENT
    The alternating periods of strong and moderate economic growth have caused Treasury interest rates to fluctuate within a fairly well-defined range. Over the past year, yields on U.S. Treasury ten-year maturity bonds reached a high of 7.00% in September of 1996, and currently stand near the low end of the range at 6.00%. This 6.00% low was also approached near the end of 1996. This historically narrow range has created an historically narrow spread environment. Both corporate and mortgage-backed securities currently provide modest yield premiums to similar maturity Treasury alternatives. As long as yields move within so narrow a range and economic growth remains moderate, these tight yield spread relationships are likely to persist.
PORTFOLIO OVERVIEW
    The interest rate fluctuations we have seen over the past year have provided numerous opportunities to adjust the overall duration of the portfolio. When we last wrote you at the end of January, the portfolio duration was 5.8 years. Currently, the portfolio duration is shorter at 4.8 years. On balance, lengthening duration when rates were high, and shortening when rates were low, have added to the Fund's overall total return. Given our outlook for the economy and the bond market, we have consistently favored corporate and mortgage-backed securities and maintained a relatively modest exposure to U.S. Treasury and agency securities. This strategy has enhanced both the yield and overall total return of the portfolio. Sectors with the largest portfolio weightings currently are energy-related corporate bonds and mortgage-backed securities backed by commercial, residential, or government guaranteed mortgages. Some individual names we have added to the portfolio include A.H. Belo, Smith Food & Drug Centers, Philip Morris Cos., and Spanish Broadcasting System. While we continue to have exposure to securities rated below investment grade, the average overall portfolio quality is A-rated.
    As always, our objective is to earn as high a level of current income as is consistent with preservation of capital. Our ongoing strategy will be to achieve this objective through sector and security selection and duration adjustments.
                              Very truly yours,

                      [Kevin M. McClintock signature logo]

                              Kevin M. McClintock
                              Head of Taxable Fixed Income
August 18, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: BLOOMBERG - Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities. See note beneath the performance chart.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS INTERMEDIATE TERM INCOME FUND
              JULY 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERMEDIATE TERM INCOME FUND AND
THE MERRILL LYNCH DOMESTIC MASTER INDEX

Dollars
$11,846
Dreyfus Intermediate
Term Income Fund
$10,905
Merrill Lynch Domestic
Master Index*
*Source: Merrill Lynch Pierce, Fenner and Smith Inc.
Average Annual Total Returns

               One Year Ended                 From Inception (2/2/96)
                July 31, 1997                   to July 31, 1997

                   16.70%                             12.04%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Intermediate Term Income Fund on 2/2/96 (Inception Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains a dollar-weighted average maturity ranging between five and ten years. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities, $200 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                                           JULY 31, 1997

                                                                                                   Principal
Bonds and Notes-101.1%                                                                             Amount                  Value
------------------------------------------------------------------                                 ---------             --------
  Aircraft &
    Aerospace-2.4%                   Fairchild,
                                       Sub. Deb., 12%, 2001....................................    $     500,000    $     521,250

  Asset Backed-1.5%                  GE Capital Mortgage Services,
                                       Home Equity Loan Pass-Through Ctfs.,
                                       Ser. 1996-HE4, C1. B4, 9.406%, 2026.....................          434,287 (a,b)    322,662
                                                                                                                         ________
  Commercial Mortgage
    Backed-15.8%                     Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-D3, Cl. A5, 8.143%, 2026......................          500,000 (b)      544,141
                                     GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C1, Cl. E, 7.86%, 2006........................          600,000          620,156
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                        Ser. 1992-CHF, Cl-D, 81\4%, 2020.......................          579,235          585,209
                                        Ser. 1993-C3, Cl-D, 7.10%, 2024........................          953,711          957,884
                                     Structured Asset Securities,
                                       Multiclass Pass-Through Ctfs., REMIC,
                                       Ser. 1996-CFL, Cl. H, 73\4%, 2028.......................        1,000,000 (a)      756,406
                                                                                                                        _________
                                                                                                                        3,463,796
                                                                                                                        _________
  Energy-6.4%                        DeepTech International,
                                       Sr. Secured Notes, 12%, 2000............................          150,000          160,875
                                     Dual Drilling,
                                       Gtd. Sr. Sub. Notes, 97\8%, 2004........................          150,000          162,750
                                     Global Marine,
                                       Sr. Secured Notes, 123\4%, 1999.........................          150,000          157,125
                                     Louisiana Land & Exploration,
                                       Deb., 7.65%, 2023.......................................          200,000          212,794
                                     PDV America (Gtd. by Propernyn B.V. and
                                       Venezuelan Petroleum),
                                       Sr. Notes, 71\4%, 1998..................................          500,000          505,432
                                     Rowan Cos.,
                                       Sr. Notes, 117\8%, 2001.................................          187,000          199,155
                                                                                                                        _________
                                                                                                                        1,398,131
                                                                                                                        _________
  Foreign-2.2%                       Industrial Finance,
                                       Notes, 7%, 2007.........................................          500,000 (a)      496,400
                                                                                                                        _________
  Foreign/Governmental-7.2%          Republic of Argentina (BOTE),
                                       Floating Rate Notes, Ser. 10, 5.805%, 2000..............           87,580 (b)       86,402
                                     United Mexican States,
                                       Floating Rate Notes, 77\8%, 2001........................        1,500,000 (a,b)  1,500,000
                                                                                                                        _________
                                                                                                                        1,586,402
                                                                                                                        _________
  Hotels & Motels-2.3%.              Hyatt Equities, L.L.C.,
                                       Notes, 6.80%, 2000......................................           500,000 (a)     507,445
                                                                                                                        _________
DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                JULY 31, 1997

                                                                                                          Principal
Bonds and Notes (continued)                                                                               Amount           Value
                                                                                                         _____________    ________
  Insurance-2.5%                     Presidential Life,
                                       Sr. Notes, 91\2%, 2000..................................     $     525,000    $    546,000
                                                                                                                        __________
  Publishing-3.6%                    A.H. Belo,
                                       Sr. Deb., 73\4%, 2027...................................           750,000         800,852
                                                                                                                        __________
  Residential Mortgage
    Backed-9.3%                      Bear Stearns Mortgage Securities, Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. 1995-1:
                                         Cl. 1B4, 6.476%, 2010.................................           316,865 (a,b)   268,346
                                         Cl. 2B4, 7.40%,2010...................................           256,280 (a)     228,010
                                     Chase Mortgage Finance,
                                       Multi-Class Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. 1994E, Cl. B5, 61\4%, 2010..................           172,319 (a)     143,671
                                     GE Capital Mortgage Services,
                                       REMIC Multi-Class Pass-Through Ctfs.:
                                         Ser. 1994-21, Cl. B4, 61\2%, 2009.....................           289,883 (a)     245,224
                                         Ser. 1994-22, Cl. B2, 6%, 2009........................           182,972         175,539
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-7, Cl. B2, 63\4%, 2011........................           238,137         235,830
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. Greenpoint 1996-A,
                                       CL. B3, 8.471%, 2027....................................           691,932 (b)     738,637
                                                                                                                        _________
                                                                                                                        2,035,257
                                                                                                                        _________
  Retail-2.4%                        Smith's Food & Drug Centers,
                                       1994-A Pass Through Trusts, Pass Through Ctfs.,
                                       Ser. A2, 8.64%, 2012....................................           500,000         540,000
                                                                                                                        _________
  Tobacco-3.7%                       Philip Morris Cos.,
                                       Notes, 6.95%, 2001......................................           800,000 (c)     819,501
                                                                                                                        _________
  Utilities-2.8%                     Indiantown Cogeneration,
                                       First Mortgage, Ser. A-10, 9.77%, 2020..................           500,000         606,921
                                                                                                                        _________
  U.S. Government Agency/
    Mortgage Backed-21.9%            Federal Home Loan Mortgage,
                                       Multiclass Mortgage Participation Ctfs., REMIC:
                                         Ser. 1499, Cl. E, 7%, 4/15/2023
                                           (Interest Only Obligation)..........................             (d)           544,485
                                         Ser. 1610, Cl. PW, 61\2%, 4/15/2022
                                           (Interest Only Obligation)..........................             (e)           670,546

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                               JULY 31, 1997

                                                                                                          Principal
Bonds and Notes (continued)                                                                               Amount           Value
                                                                                                          __________      _______
  U.S. Government Agency/
      Mortgage Backed (continued)    Federal National Mortgage Association:
                                       9%, 8/1/2026............................................     $     946,624     $ 1,005,192
                                       REMIC Trust, Gtd. Pass-Through Ctfs.,
                                         Ser. 1997-40, Cl. PF, 7%, 12/18/2026
                                         (Interest Only Obligation)............................              (f)          437,500
                                     Government National Mortgage Association I,
                                       9%, 11/15/2017..........................................           136,813         147,843
                                     Government National Mortgage Association II,
                                       Adjustable Rate Mortgage, 51\2%, 9/20/2027..............         2,000,000 (b,g) 1,998,740
                                                                                                                       __________
                                                                                                                        4,804,306
                                                                                                                       __________
  U.S. Government-17.1%              U.S. Treasury Notes:
                                       7 7\8%, 11/15/2004......................................         1,600,000       1,774,750
                                       7%, 7/15/2006...........................................         1,850,000       1,969,672
                                                                                                                       __________
                                                                                                                        3,744,422
                                                                                                                       __________
                                     TOTAL BONDS AND NOTES
                                       (cost $21,414,777)......................................                       $22,193,345
                                                                                                                       ==========
Equity-Related Securities-7.8%                                                                            Shares
___________________________________________________________________________________________________      _________
Common Stocks-.2%
                   Industrial;       MagneTek..................................................             2,250    $     45,984
                                                                                                                       __________
Warrants-.5%
                 Broadcasting;       Spanish Broadcasting System...............................               750 (a)     105,000
                                                                                                                       __________
Preferred Stocks-3.7%
                 Broadcasting;       Spanish Broadcasting System,
                                       Cum., $142.50...........................................               750 (a)     802,500
                                                                                                                       __________

                                                                                                            Principal
Convertible Bonds and Notes-3.4%                                                                            Amount
                                                                                                          ____________
                  Foreign-2.4%       Scandinavian Broadcasting,
                                       Sub. Deb., 71\4%, 2005..................................     $     500,000         535,000
                                                                                                                       __________
               Industrial-1.0%       MagneTek,
                                       Sub. Notes, 8%, 2001....................................           164,000         210,740
                                                                                                                       __________
                                     Total Convertible Bonds and Notes.........................                           745,740
                                                                                                                       __________
                                     TOTAL EQUITY-RELATED SECURITES
                                       (cost $1,451,772).......................................                       $ 1,699,224
                                                                                                                       ==========

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                JULY 31, 1997

                                                                                                          Principal
Short-Term Investments-.2%                                                                                Amount          Value
                                                                                                          ___________     _______
             U.S. Treasury Bills;    4.99%, 9/4/1997
                                       (cost $44,788)..........................................    $       45,000 (h) $    44,786
                                                                                                                       ==========
TOTAL INVESTMENTS (cost $22,911,337)...........................................................            109.1%     $23,937,355
                                                                                                           ==========  ==========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................................             (9.1%)    $(1,993,756)
                                                                                                           ==========  ==========
NET ASSETS.....................................................................................            100.0%     $21,943,599
                                                                                                           ==========  ==========
Notes to Statement of Investments:
(a)  Securities exempt from registration under Rule 144A of the
     Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, these securities amounted to $5,375,664 or 24.5% of net assets.
(b)  Variable rate security-interest rate subject to periodic change.
(c)  Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
(d)  Notional face $850,000.
(e)  Notional face $1,867,492.
(f)  Notional face $1,000,000.
(g)  Purchased on a forward commitment basis.
(h)  Held by the custodian in a segregated account as collateral for open Financial Futures positions.

STATEMENT OF FINANCIAL FUTURES                                                                                     JULY 31, 1997

                                                                                                                      Unrealized
                                                                                    Market Value                     Appreciation
                                                                                      Covered                       (Depreciation)
Financial Futures                                                      Contracts    by Contracts     Expiration       at 7/31/97
_________________                                                      _________    ____________     __________     ______________
U.S. Treasury 5 Yr. Notes (Short)............                               6       $   647,906      September '97   $     (844)
U.S. Treasury 30 Yr. Bonds (Long)............                              21         2,451,750      September '97       99,750
                                                                                                                      _________
                                                                                                                     $   98,906
                                                                                                                      =========


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                                JULY 31, 1997

                                                                                                       Cost            Value
                                                                                                   ______________    ___________
ASSETS:                          Investments in securities-See Statement of Investments........      $22,911,337     $23,937,355
                                 Cash..........................................................                          148,089
                                 Receivable for investment securities sold.....................                        2,089,322
                                 Interest receivable...........................................                          265,673
                                 Receivable for futures variation margin-Note 4(a).............                            6,844
                                 Prepaid expenses and other assets.............................                           17,369

__________
                                                                                                                      26,464,652
                                                                                                                      ==========

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates.................                            6,170
                                 Due to Distributor............................................                            4,520
                                 Payable for investment securities purchased...................                        4,472,313
                                 Payable for shares of Common Stock redeemed...................                            7,130
                                 Interest payable-Note 2.......................................                            1,862
                                 Accrued expenses..............................................                           29,058
                                                                                                                      __________
                                                                                                                       4,521,053
                                                                                                                      ==========

NET ASSETS.....................................................................................                      $21,943,599
                                                                                                                      ==========

REPRESENTED BY:                  Paid-in capital...............................................                      $20,627,170
                                 Accumulated net realized gain (loss) on investments                                     191,505
                                 Accumulated net unrealized appreciation (depreciation) on
                                     investments (including $98,906 net unrealized
                                     appreciation on financial futures)-Note 4(b)..............                        1,124,924
                                                                                                                      __________

NET ASSETS.....................................................................................                      $21,943,599
                                                                                                                     ===========

SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized)................................                        1,659,111
NET ASSET VALUE, offering and redemption price per share.......................................                           $13.23
                                                                                                                          ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF OPERATIONS                                                                                 YEAR ENDED JULY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income...............................................                       $1,323,930
EXPENSES:                        Management fee-Note 3(a)......................................       $   123,707
                                 Shareholder servicing costs-Note 3(b).........................            51,888
                                 Registration fees.............................................            26,382
                                 Professional fees.............................................            16,684
                                 Prospectus and shareholders' reports..........................            11,273
                                 Interest expense-Note 2.......................................            10,465
                                 Custodian fees-Note 3(b)......................................             7,695
                                 Directors' fees and expenses-Note 3(c)........................             3,293
                                 Miscellaneous.................................................             5,383
                                                                                                      ___________
                                       Total Expenses..........................................           256,770
                                 Less-expense reimbursement from the Manager due to
                                     undertakings-Note 3(a)....................................          (161,933)
                                                                                                      ___________
                                       Net Expenses............................................                           94,837
                                                                                                                      ___________
INVESTMENT INCOME-NET..........................................................................                        1,229,093
                                                                                                                      ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments.......................       $   197,521
                                 Net realized gain (loss) on financial futures                             42,409
                                                                                                      ___________
                                     Net Realized Gain (Loss)..................................                          239,930
                                 Net unrealized appreciation (depreciation) on investments
                                     (including $98,906 net unrealized appreciation on
                                     financial futures)........................................                        1,152,489
                                                                                                                      __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................................                        1,392,419
                                                                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                       $2,621,512
                                                                                                                      ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      Year Ended      Year Ended
                                                                                                    July 31, 1997   July 31, 1996*
                                                                                                    _____________   ______________
  Investment income-net........................................................................      $  1,229,093   $     259,467
  Net realized gain (loss) on investments......................................................           239,930         (48,425)
  Net unrealized appreciation (depreciation) on investments....................................         1,152,489         (27,565)
                                                                                                    _____________   ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations............................         2,621,512         183,477
                                                                                                    _____________   ______________

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net........................................................................        (1,230,426)       (258,134)
                                                                                                    _____________   ______________

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold................................................................        17,525,998      10,556,104
  Dividends reinvested.........................................................................           816,175         226,755
  Cost of shares redeemed......................................................................        (7,545,368)       (952,494)
                                                                                                    _____________   ______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions..........................        10,796,805       9,830,365
                                                                                                    _____________   ______________

      Total Increase (Decrease) in Net Assets..................................................        12,187,891       9,755,708

NET ASSETS:
  Beginning of Period..........................................................................         9,755,708          -
                                                                                                    _____________   ______________

  End of Period................................................................................       $21,943,599   $  9,755,708
                                                                                                    =============   ==============

Undistributed investment income-net............................................................            -        $      1,333
                                                                                                    _____________   ______________

                                                                                                       Shares           Shares
                                                                                                    _____________   ______________

CAPITAL SHARE TRANSACTIONS:
  Shares sold..................................................................................         1,396,403        858,167
  Shares issued for dividends reinvested.......................................................            64,742         18,607
  Shares redeemed..............................................................................          (600,098)       (78,709)
                                                                                                    _____________   ______________

     Net Increase (Decrease) in Shares Outstanding.............................................           861,047        798,065
                                                                                                    =============   ==============

*From February 2, 1996 (commencement of operations) to July 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                        Year Ended July 31,
                                                                                                     ____________________________
                                                                                                       1997            1996(1)
                                                                                                     _______          _________
PER SHARE DATA:
    Net asset value, beginning of period.......................................................      $12.22             $12.50
                                                                                                     _______          _________
    Investment Operations:
    Investment income-net......................................................................         .95                .46
    Net realized and unrealized gain (loss)
      on investments...........................................................................        1.01               (.28)
                                                                                                     _______          _________
    Total from Investment Operations...........................................................        1.96                .18
                                                                                                     _______          _________

    Distributions:
    Dividends from investment income-net.......................................................        (.95)              (.46)
                                                                                                     _______          _________
    Net asset value, end of period.............................................................      $13.23             $12.22
                                                                                                     =======          ========
TOTAL INVESTMENT RETURN........................................................................       16.70%              3.05%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..........................................         .52%              -
    Ratio of interest expense to average net assets............................................         .06%              -
    Ratio of net investment income
      to average net assets....................................................................        7.45%              7.70%(2)
    Decrease reflected in above expense ratios due to undertakings by the Manager
      (limited to the expense limitation provision of the management agreement)................         .98%              2.50%(2)
    Portfolio Turnover Rate....................................................................      321.59%            139.38%(3)
    Net Assets, end of period (000's Omitted)..................................................      $21,944            $9,756

(1)    From February 2, 1996 (commencement of operations) to July 31, 1996.
(2)    Annualized.
(3)    Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Intermediate Term Income Fund (the "Fund") is a series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund is a diversified series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INTERMEDIATE TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At July 31, 1997, there were no outstanding borrowings under either arrangement.
    The average daily amount of borrowings outstanding under both arrangements during the period ended July 31, 1997 was approximately $173,500, with a related weighted average annualized interest rate of 6.03%. The maximum amount borrowed at any time during the period ended July 31, 1997 was $3.2 million
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from August 1, 1996 through September 30, 1996, to reimburse all fees and expenses of the Fund exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, and thereafter had undertaken through May 15, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed certain specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from May 16, 1997 through July 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed .90 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $161,933 during the period ended July 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1997, the Fund was charged $41,236 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,192 during the period ended July 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended July 31, 1997, $7,695 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended July 31, 1997 amounted to $66,624,703 and $53,885,320, respectively.

DREYFUS INTERMEDIATE TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The
Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1997, and their related unrealized appreciation/depreciation are set forth in the Statement of Financial Futures.
    (b) At July 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $1,124,924, consisting of $1,161,574 gross unrealized appreciation and $36,650 gross unrealized depreciation.
    At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INTERMEDIATE TERM INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Intermediate Term Income Fund
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of July 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York
September 5, 1997



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INTERMEDIATE TERM
INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            082AR977
Registration Mark
[Dreyfus logo]
Intermediate Term
Income Fund
Annual Report
July 31, 1997